                                                                    Exhibit 99.1

COMMUNITY FIRST BANKSHARES REPORTS
4TH QUARTER RESULTS
-------------------------------------------------------------

     FARGO, N.D., Jan. 23 -- Community First Bankshares, Inc., (Nasdaq: CFBX) today reported record earnings for the year 1996. The company stated its results for the fourth quarter ended Dec. 31, 1996, were affected by its acquisition of Mountain Parks Financial Corporation on Dec. 18 and a variety of one-time charges associated with the transaction.

     "Our core banking business continued to produce strong results," said Donald R. Mengedoth, president and chief executive. "Without the Mountain Parks acquisition and one-time charges associated with it, Community First earned a record 57 cents per share in the fourth quarter, up from 51 cents a year ago. Our core business is doing very well, and we continue to believe that the Mountain Parks transaction will be accretive to earnings in 1997."

     Mengedoth said the fourth quarter results reflect costs of $2.6 million on an after-tax basis related to the Mountain Parks acquisition, including a $560,000 write-down of the company's investment in a bank in Vail, Colo., which is being divested to satisfy regulators' competitive issues. Another divestiture required to satisfy anti-competitive issues is proceeding on a timely basis.
The sale of the Granby and Grand Lake, Colo., offices is expected to be completed in the first half of 1997 and is expected to result in a gain on sale. In addition, Community First incurred a total of $1.1 million, net of tax, of expenses and charges to integrate and to conform the loan portfolio of Mountain Parks' non-prime mortgage subsidiary to CFB's credit policy.

     After these charges, net income for the fourth quarter was $6,048,000, compared with $8,624,000 in the fourth quarter of 1995. After payment of dividends on preferred stock, net income applicable to common equity was $5,646,000, equal to 32 cents fully diluted, compared with 1995's $8,222,000, or 48 cents per share. All figures have been restated to account for the acquisition of Mountain Parks, which was accounted for as a pooling-of-interests transaction. Excluding the impact of the Mountain Parks acquisition and the merger and related charges recognized during the year, earnings amounted to $2.18 per common share on a fully diluted basis.

     For the year, net income was $32,510,000, equal to $1.79 per common share on a fully diluted basis. Community First earned $22,488,000, or $1.74 fully diluted, in 1995.

     "We are pleased with the performance of our core banking business in the quarter," Mengedoth said. "Net interest margin increased for both the year and the quarter. Average loans increased 17 percent over last year in the fourth quarter, and were up 21 percent for the year. Our asset quality measures remain strong including the higher risk profile of Mountain Parks' higher yielding lending businesses.


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

     "Applying Community First's credit standards to the Mountain Parks portfolio resulted in additional charges in the fourth quarter. We expect, however, that similar provisions will not be recurring and we expect to see improvement during 1997 in Mountain Parks' nonperforming assets. We also expect to recover a substantial amount of the recorded write-down through the disposition of certain loans or the related collateral."

     The Company's assets grew to $3.1 billion at year-end, up from a restated level of $2.8 billion at the end of 1995. Assets originally reported at Dec. 31, 1995, were $2.3 billion, increasing 39 percent in 1996. Deposits increased to $2.5 billion, up from a restated level of $2.4 billion a year earlier.

     Community First Bankshares, Inc., headquartered in Fargo, N.D., is a multi-bank holding company offering a full range of financial services, including banking, investments, insurance and trust. The company serves 79 communities in Colorado, Iowa, Minnesota, Nebraska, North Dakota, South Dakota and Wisconsin.

                                     * * * *

     This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Factors that could cause actual results to differ from the results discussed in the forward-looking statements include, but are not limited to: risks related to the company's acquisition strategy, including risks of adversely changing results of operations and factors affecting the company's ability to consummate further acquisitions; risks of loans and investments, including dependent on local economic conditions; competition for the company's customers from other providers of financial services; possible adverse effects of changes in interest rates; and other risks detailed in the company's filings with the Securities and Exchange Commission, all of which are difficult to predict and many of which are beyond the control of the company.


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

Community First Bankshares, Inc.
Selected Financial Data
(In thousands except share and per share data)


                                                         Three Months ended                       Year Ended
                                                             Dec. 31,                               Dec. 31,
                                                   ------------------------------         ------------------------------
                                                      1996                1995                1996                1995
                                                   ---------           ----------         ----------          ----------
Current Earnings:                                                      (Restated)                             (Restated)
  Net interest income. . . . . . . . . . . .       $  35,804           $  31,214          $  134,192          $  109,977
  Non interest income. . . . . . . . . . . .           8,238               6,159              27,370              22,488
  Provision for loan
    losses . . . . . . . . . . . . . . . . .           2,185                 782               6,757               2,711
  Net income . . . . . . . . . . . . . . . .           6,048               8,624              32,510              29,953
  Dividends on preferred
    stock. . . . . . . . . . . . . . . . . .             402                 402               1,610               1,610
  Net income applicable
    to common equity . . . . . . . . . . . .           5,646               8,222              30,900              28,343

Average Balance Sheet Data:
  Assets . . . . . . . . . . . . . . . . . .       3,034,644           2,704,428           2,866,779           2,424,213
  Loans. . . . . . . . . . . . . . . . . . .       2,012,654           1,716,249           1,873,073           1,545,497
  Available-for-sale
    securities . . . . . . . . . . . . . . .         510,837             355,717             497,354             286,868
  Held-to-maturity
    securities . . . . . . . . . . . . . . .         232,529             355,697             230,468             369,567
  Deposits . . . . . . . . . . . . . . . . .       2,472,676           2,292,303           2,382,776           2,037,002
  Common shareholders'
    equity . . . . . . . . . . . . . . . . .         214,576             174,981             196,895             155,859

End of Period Balance
    Sheet Data:
  Assets . . . . . . . . . . . . . . . . . .       3,116,398           2,769,976           3,116,398           2,769,976
  Loans. . . . . . . . . . . . . . . . . . .       2,064,108           1,767,193           2,064,108           1,767,193
  Available-for-sale
    securities . . . . . . . . . . . . . . .         506,888             486,522             506,888             486,522
  Held-to-maturity
    securities . . . . . . . . . . . . . . .         222,348             230,820             222,348             230,820
  Deposits . . . . . . . . . . . . . . . . .       2,537,440           2,359,716           2,537,440           2,359,716
  Common shareholders'
    equity . . . . . . . . . . . . . . . . .         221,583             181,004             221,583             181,004

Community First Bankshares, Inc.
Selected financial Data
(In thousands except share and per share data)
(continued)


                                                         Three Months ended                       Year Ended
                                                             Dec. 31,                               Dec. 31,
                                                   ------------------------------         ------------------------------
                                                      1996                1995                1996                1995
                                                   ---------           ----------         ----------          ----------
Per Common and Common                                                    (Restated)                             (Restated)
 Equivalent Share Data:
  Primary earnings
    per share. . . . . . . . . . . . . . . .           $0.33               $0.50               $1.85               $1.82
  Fully diluted earnings
    per share. . . . . . . . . . . . . . . .            0.32                0.48                1.79                1.74
  Dividend per common
    share. . . . . . . . . . . . . . . . . .            0.16                0.12                0.58                0.48
  Period end book value. . . . . . . . . . .           12.92               11.25               12.92               11.25
Common shares outstanding
  end of period. . . . . . . . . . . . . . .      17,151,874          16,085,733          17,151,874          16,085,733
Average Common shares
  outstanding:
  Primary. . . . . . . . . . . . . . . . . .      17,195,727          16,329,391          16,699,021          15,543,129
  Fully diluted. . . . . . . . . . . . . . .      18,664,010          17,808,232          18,154,966          17,276,050

Supplemental Earnings Per
    Share Data:
  Primary cash earnings per
    common share . . . . . . . . . . . . . .           $0.38               $0.55               $2.02               $1.96
  Fully diluted cash earnings
         per common share. . . . . . . . . .           $0.37               $0.53               $1.95               $1.86
Financial Ratios:
  Return on average assets . . . . . . . . .             .79%               1.27%               1.13%               1.24%
  Return on average common
    shareholders' equity . . . . . . . . . .           10.47%              18.64%              15.69%              18.19%
  Average common
    shareholders'equity to
    average assets . . . . . . . . . . . . .            7.07%               6.47%               6.87%               6.43%
  Net interest margin. . . . . . . . . . . .            5.36%               5.15%               5.32%               5.06%
  Annualized net charge-offs
    to average loans . . . . . . . . . . . .            0.39%               0.28%               0.22%               0.17%
  Nonperforming assets to
    to total assets. . . . . . . . . . . . .                                                    0.46%               0.20%
  Nonperforming assets to
    period-end loans
    and OREO . . . . . . . . . . . . . . . .                                                    0.70%               0.31%
  Allowance for loan losses
    to period-end loans. . . . . . . . . . .                                                    1.27%               1.29%
  Allowance for loan losses
    to nonperforming loans . . . . . . . . .                                                     201%                608%



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

Community First Bankshares, Inc.
Selected financial Data
(In thousands except share and per share data)
(continued)

                                                           Year Ended
                                                            Dec. 31,
                                                  ---------------------------
                                                   1996                 1995
                                                  ------              ------
Supplemental Financial Ratios:

Annualized net charge-offs
    to average loans
  Core Bank Group. . . . . . . . . . . .           0.18%                0.16%
  MPFC Bank. . . . . . . . . . . . . . .           0.30%                0.21%
  Non-bank Subsidiaries. . . . . . . . .           1.57%                0.00%
  Total. . . . . . . . . . . . . . . . .           0.22%                0.17%
Nonperforming assets to
 total assets
  Core Bank Group. . . . . . . . . . . .           0.22%                0.21%
  MPFC Bank. . . . . . . . . . . . . . .           0.66%                0.12%
  Non-bank Subsidiaries. . . . . . . . .           6.68%                0.00%
  Total. . . . . . . . . . . . . . . . .           0.46%                0.20%
Nonperforming assets to
 period end loans and OREO
  Core Bank Group. . . . . . . . . . . .           0.33%                0.33%
  MPFC Bank. . . . . . . . . . . . . . .           1.05%                0.19%
  Non-bank Subsidiaries. . . . . . . . .           7.23%                0.00%
  Total. . . . . . . . . . . . . . . . .           0.70%                0.31%
Allowance for loan losses
 to period end loans
  Core Bank Group. . . . . . . . . . . .           1.33%                1.31%
  MPFC Bank. . . . . . . . . . . . . . .           1.17%                1.16%
  Non-bank Subsidiaries. . . . . . . . .           0.46%                0.00%
  Total. . . . . . . . . . . . . . . . .           1.27%                1.29%
Allowance for loan losses
 to nonperforming loans
  Core Bank Group. . . . . . . . . . . .            442%                 607%
  MPFC Bank. . . . . . . . . . . . . . .            113%                 615%
  Non-bank Subsidiaries. . . . . . . . .              7%                   0%
  Total. . . . . . . . . . . . . . . . .            201%                 608%


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

Supplemental Earnings per Common Share
Year ended Dec. 31, 1996
(on a fully diluted basis)


                                          Community First        Mountain Parks
                                          Bankshares, Inc.        Financial Corp.      Community First
                                         (ex-acquisitions)      (per share issued)     Bankshares, Inc.
                                         -----------------      ------------------     -----------------
Earnings . . . . . . . . . . . . . .           2.09                     .99                  1.79
Merger related
   charges (1) . . . . . . . . . . .            .09                     .32                   .16
Integration and conforming
   adjustments (2) . . . . . . . . .             --                     .30                   .08
Earnings (excluding merger
   related charges and
   integration and conforming
   adjustments). . . . . . . . . . .           2.18                    1.61                  2.03

Supplemental Earnings per Common
Share Quarter ended Dec. 31, 1996


                                          Community First        Mountain Parks
                                          Bankshares, Inc.        Financial Corp.      Community First
                                         (ex-acquisitions)      (per share issued)     Bankshares, Inc.
                                         -----------------      ------------------     -----------------

Earnings . . . . . . . . . . . . . .            .48                   (.10)                   .32
Merger related
   charges (1) . . . . . . . . . . .            .09                     .26                   .14
Integration and conforming
   adjustments (2) . . . . . . . . .             --                     .23                   .06
Earnings (excluding merger
   related charges and
   integration and conforming
   adjustments). . . . . . . . . . .            .57                     .39                   .52


(1) Includes necessary expenses incurred and charges recorded to complete the acquisition of Mountain Parks Financial Corp. These amounts include legal, accounting and other professional services fees, severance payments and other employee benefits adjustments, fees paid to terminate duplicate service contracts and write-off of assets not expected to be retained by the Company.

(2) Includes expenses incurred and charges recorded to facilitate the integration of certain operating activities of Mountain Parks Financial Corp. into those of Community First Bankshares, Inc. and to conform certain accounting policies of Mountain Parks financial Corp. to those maintained by Community First Bankshares, Inc. Expenses incurred include additional employee expenses and other expenses associated with the modification of the operating units of the acquired entity. Charges include additions to the allowance for credit losses and adjustments to income tax liabilities and other accrual accounts.




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